Presentation March 2009 Exhibit 99

Forward Looking Statements
Today’s discussion may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such
statements relate to future events and expectations and involve known and unknown risks and uncertainties. Alcoa’s actual results or actions may differ materially from those projected in the forward-looking statements. For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to Alcoa’s Form 10-K for the year ended
December 31, 2008 filed with the Securities and Exchange Commission.

Highlights
Comprehensive plan to optimize cost structure
Proposed actions strengthen world class market positions
– Bauxite mining #1
– Alumina refining #1
– Smelting capacity #1
– Downstream businesses #1 / #2
Broad-based management commitment to plan execution
Complementary offerings and reduced dividend further enhance financial flexibility
Attractive long-term aluminum fundamentals
Businesses with #1 / #2
market share will
account for 90% of
Alcoa's overall revenue

Accelerated portfolio actions
Curtailments
Headcount reduction
Managing Along the Three Strategic Priorities
Strategic Priority “Downturn Actions”
Profitable Growth
Value Creation
Disciplined Execution
Leverage technology
Market share growth
Procurement savings
Corporate overhead reduction
Line-item quantification
Clear accountability
Cash and profitability focus
Capital spend reduction
Ongoing business improvement
Attractive asset values globally
Longer-Term Opportunities
Portfolio optimization
Return focused
Competitive cost structure
Balance sheet strength

Getting Ahead of the Curve
Since July 2008, Alcoa has implemented a number of actions to reduce cost and preserve/strengthen financial flexibility
7/11/08
Downsized
Electrical
and
Electronic
Solutions
Honduran &
Mexican
operations
through
headcount
reduction of
1,240
9/30/08
Curtailed
150,000 mt
at Rockdale
smelter and
further
reduced
headcount
by 660 in
addition to
160 in June
10/7/08
Announced
halt of
all
non-critical
capital
spend
10/23/08
Reduced
production
at Point
Comfort
refinery
by 25%
(550,000
mt)
11/10/08
Curtailed
additional
350,000 mt
aluminum
production
over global
smelting
system
1/6/09
Announced
initial
actions to
address
economic
downturn
9/17/08
Suspended
share
repurchase
program
10/6/08
Downsized
Power &
Propulsion
through
headcount
reduction of
250
12/22/08
Cash-free
swap of
soft alloy
extrusion
share for
Elkem
smelter
share
Today
Taking
decisive
action to
reposition
Alcoa

Managing for Value Creation – Repositioning Alcoa
Procurement
Efficiencies
Capex Reductions
Working Capital
Initiatives
Completing
existing growth
capex in 2009
Reducing to
maintenance
levels in 2010
Metrics to maintain
and control at the
business unit level
Improvement
levers for
Inventory, A/R and
A/P
Leverage market
environment
Joint business /
procurement effort
BENEFITS
Expanded Action Plans
Initiatives
Total
Financial
Impact
>$2,000M cost
savings by 2010
$850M of capex in
2010
$800M cash
improvement in
2009
Overhead
Rationalizations
Phase I:
20% Reduction
Phase II:
Zero Based
Budgeting
Match to footprint
$400M cost
savings by 2010
Improved cash generation
Lower, more competitive cost structure
Increased operating leverage

Over $2 billion of Procurement Savings
Reduction Targets by Spend Category
2009E 2010E
5%
29%
34%
8%
21%
6%
7%
15%
6%
4%
5%
18%
2%
2%
1%
4%
Business Unit Metals
Transportation
Non Smelter Energy
Corporate Services & IT
Indirect – Maintenance Repair & Overhaul
Indirect – Services
Strategic Raw Material – Flat Rolled Products
Strategic Raw Material – Alumina and Primary Metals

Procurement Success in Key Inputs
Average
2H’08
Target
Year-End
2009
Lowest
Price
Achieved
-48%
-58%
Target
Year-End
2009
Lowest
Price
Achieved
-23%
-37%
Average
2H’08
Alcoa Global Caustic Price
($ / dry mt) ($ / mt)
~$100M
targeted cost
savings in
2010
~$300M
targeted cost
savings in
2010
~10% of refining costs ~13% of smelting costs
Alcoa Global Coke Price

100%
80%
2008A 2010E
$400M of Savings in Overhead Rationalizations
Streamlined Footprint
Headcount reductions
Consolidation of workflow
Benefit reductions
Renegotiation of 3
rd
party contracts
Reduction in travel
Elimination of consulting
~$400M

Total Capex
$850
$1,800
$3,438
2008A 2009E 2010E
2010 Capital Expenditures of $850M
-48%
($ in millions)
Completion of growth initiatives enables
capex reductions
—
Juruti bauxite mine
—
São Luís refining
Investments in 1 quartile facilities from
2004-2009 better position Alcoa for the
upturn
—
Juruti bauxite mine
—
1,700 kmt additional refining
capacity
(1)
—
407 kmt additional smelting
capacity
(2)
—
China, Russia, Engineered Products
& Solutions
-53%
(1) 600 kmtpa at Pinjarra and 1,100 kmt at São Luís
(2) 63 kmtpa at São Luís and 344 kmt at Fjarðaál
Key Opportunities
st

Peer A
B
C
D
E
F
G
H
I
J
Alcoa Q4'08

Peer A
B
C
Alcoa Q4'08
D
E
F
G
H
I
J

Peer A
Alcoa Q4'08
B
C
D
E
F
G
H
I
J

Working Capital Reduction of $800M
~$800M
increase in cash
in 2009
Targeting Reduction Through Benchmarking
-28%
Total working capital (Days)
Days Reduction
Inventory (Days)
Accounts Receivable (Days)
Accounts Payable (Days)
100%
72%
Dec '08A Dec '09E

Improving global cost positions
Negotiating power contracts
Headcount reductions
Lowering raw material costs
Operational Initiatives Strengthen Core Businesses
Alumina and
Primary Metals
Flat Rolled
Products
Engineered
Products and
Solutions
Leading franchises in challenged end-markets
Poised to leverage market positions
Rationalization of capacity
World-class technologies with leading market positions
Significant incremental value creation opportunities
Portfolio optimization

62%
68%
75%
100%
3Q '08A Target
1Q '09E
1Q '09E 4Q '09E
60%
71%
75%
100%
3Q '08A Target
1Q '09E
1Q '09E 4Q '09E
~30th ~50th
Improving Global Cost Positions
Cost of Aluminum Produced Cost of Alumina Produced
-32%
-38%
(Cash Cost $ / mt)
(Cash Cost $ / mt)
Current global cost
curve position
(percentile)
Note:  Decrease in each chart represents the average cost point for that quarter
-29%
-40%

Historically Consistent Refining EBITDA / MT Margins
Refining EBITDA / MT
Note:   Refining EBITDA is the sum of after-tax operating income, income taxes and depreciation, depletion and amortization less equity income for Alumina.  Please refer to reconciliation in appendix
-49%
8 months
$50
$47
$73
$64
$45
$52
$71
$75
$111
$104
$83
$1,362
$1,365
$1,549
$1,447
$1,350
$1,433
$1,719
$1,900
$2,570 $2,572
$2,638
$1,312
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
Refining EBITDA / mt Average LME aluminum price / mt

Historically Consistent Smelting EBITDA / MT Margins
Smelting EBITDA / MT
Note:   Smelting EBITDA is the sum of after-tax operating income, income taxes and depreciation, depletion and amortization less equity income for Primary Metals.  Please refer to reconciliation in appendix
$290
$324
$499
$463
$335 $333
$412
$425
$788
$634
$400
$1,362
$1,365
$1,549
$1,447
$1,350
$1,433
$1,719
$1,900
$2,570 $2,572
$1,312
$2,638
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
Smelting EBITDA / mt Average LME aluminum price / mt
-49%
8 months

16 Rolled Products: Strength in Attractive Mid-Stream Sectors Packaging/Can Sheet Aerospace Sheet, Plate & Hard Alloy Lithographic Sheet Marine Plate Automotive Brazing Hard Alloy, Oil & Gas

Alcoa Power and Propulsion
#1 in Turbine Airfoils for Aerospace
#1 in Airfoils for Industrial Gas Turbines
#1 producer of Aluminum Structural Forgings
#1 producer in Aluminum Truck Wheels
#1 in Aerospace Fastening Systems
Successful acquisition integration
Broadest range of patented & proprietary products
Share gain through superior products, customer
engagement and regional expansion
Continuous operational productivity improvement
Annual Growth (04-08)
Sales            14% p.a.
Net Margin   27% p.a.
Note: Financial results indexed – 2004 = 100
Annual Growth (04-08)
Sales            14% p.a.
Net Margin   44% p.a.
Engineered Products and Solutions Poised for Further
Value Creation
Alcoa Fastening Systems
Sales Net Margin
2004A 2008A
Sales Net Margin
2004A 2008A

Long Term Outlook Remains Positive
(1) Source: Alcoa analysis
Environment
• Total energy consumption to
increase by 54% until 2025 –
>60% from developing
countries
• Person Transport rates +40%
by 2030
• Greenhouse gas regulation
Light
Weight
High
Strength
Durable
Highly
Conductive
Non-
Corrosive
Malleable
Recyclable
Relative
Price
37
70
2008 2018
Demographics
Urbanization
Aluminum Benefits
Aluminum Demand (million mt)
(1)
Mega Trends
(1)
Global population
• 2006:  6.6 billion
• 2025:  7.9 billion
• 2050:  9.1 billion
Aluminum Outlook
Population living in cities
• 2006:  > 50%
• 2030:  > 60%
6% CAGR

Financial Plan Enhances Flexibility
Capital markets transactions
150 million shares of common equity ($860 million at 3/13/09 closing price)
$250 million convertible notes
Quarterly dividend cut to $0.03 per share – conserves over $400 million of cash annually
Shining Prospect joint venture unwind to generate over $1 billion in net proceeds
Strengthens Balance Sheet and Positions Alcoa to Capitalize on
Strategic Opportunities

Pro Forma Balance Sheet / Liquidity Overview
Capitalization Summary
Liquidity Snapshot
(1) Per Alcoa 10-K for the period ended December 31, 2008
(2) Pro forma for the financing plan, including $855 million of remaining net proceeds from the unwind of the Shining Prospect JV and additional debt incurred of $565 million as of March 13, 2009
Up to $5.2 billion of liquidity
$1.9 billion 364-day facility
$3.3 billion 5-year facility
Manageable near-term debt maturities
$56 million maturing in 2009
$511 million maturing in 2010
Pro Forma
12/31/2008
(1)
12/31/2008
(2)
Short-term debt $2,013  $650
Long-term debt 8,565  8,565
Convertible debt – 250
Total debt $10,578  $9,465
Minority interest $2,597  $2,597
Shareholders' equity 11,735  12,564
Total capitalization $24,910  $24,626
Debt to capitalization 42.5% 38.4%

Cash Flow and Balance Sheet Impacts Reposition Alcoa
Operational
Financial
Procurement Efficiencies
>$2,000M cost savings by 2010
Overhead Rationalizations
$400M cost savings by 2010
Capex Reductions
$850M annual capex post 2009
Working Capital Initiatives
$800M improvement in cash in 2009
Equity and Equity-Linked Financings
>$1,100M gross proceeds
Dividend Reduction
>$400M annual cash savings
Asset Dispositions
$1,100M net proceeds

Highlights
Comprehensive plan to optimize cost structure
Proposed actions strengthen world class market positions
– Bauxite mining #1
– Alumina refining #1
– Smelting capacity #1
– Downstream businesses #1 / #2
Broad-based management commitment to plan execution
Complementary offerings and reduced dividend further enhance financial flexibility
Attractive long-term aluminum fundamentals
Businesses with #1 / #2
market share will
account for 90% of
Alcoa's overall revenue

Reconciliation of Refining EBITDA / MT
($ in millions)
Alumina 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
After-tax operating income (ATOI) $318 $307 $585  $471  $315  $415  $632  $682  $1,050  $956  $727
Add:
Depreciation, depletion, and
amortization
159 161 163  144  139  147  153  172  192  267  268
Equity (income) loss (1) – (3) (1) (1) – (1) – 2  (1) (7)
Income taxes 174 159 279  184  130  161  240  246  428  340  277
EBITDA $650 $627 $1,024  $798  $583  $723  $1,024  $1,100  $1,672  $1,562  $1,265
Production (thousand metric tons) (kmt) 12,938 13,273 13,968  12,527  13,027  13,841  14,343  14,598  15,128  15,084  15,256
EBITDA/Production $50 $47 $73  $64  $45  $52  $71  $75  $111  $104  $83
EBITDA is not a measure of financial performance under GAAP. Accordingly, it should not be considered as a substitute for net earnings
(loss), operating earnings (loss), ATOI, cash flow provided by operating activities or other income or cash flow data prepared in accordance with GAAP. However, Alcoa’s management believes that EBITDA may provide additional information with respect to the
Company’s performance or ability to meet its financial obligations. The ratio of EBITDA to production is an additional measure of financial performance. Because EBITDA excludes some, but not all, items that affect net earnings and may vary among companies, the EBITDA presented by Alcoa may not be comparable to similarly titled measures of other companies.

Reconciliation of Smelting EBITDA / MT
($ in millions)
Primary Metals 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
After-tax operating income (ATOI) $372 $535 $1,000  $905  $650  $657  $808  $822  $1,760  $1,445  $931
Add:
Depreciation, depletion, and
amortization
176 216 311  327  300  310  326  368  395  410  503
Equity (income) loss (27) (42) (50) (52) (44) (55) (58) 12  (82) (57) (2)
Income taxes 196 214 505  434  266  256  314  307  726  542  172
EBITDA $717 $923 $1,766  $1,614  $1,172  $1,168  $1,390  $1,509  $2,799  $2,340  $1,604
Production (thousand metric tons) (kmt) 2,471 2,851 3,539  3,488  3,500  3,508  3,376  3,554  3,552  3,693  4,007
EBITDA/Production $290 $324 $499  $463  $335  $333  $412  $425  $788  $634  $400
EBITDA is not a measure of financial performance under GAAP. Accordingly, it should not be considered as a substitute for net earnings
(loss), operating earnings (loss), ATOI, cash flow provided by operating activities or other income or cash flow data prepared in accordance with GAAP. However, Alcoa’s management believes that EBITDA may provide additional information with respect to the
Company’s performance or ability to meet its financial obligations. The ratio of EBITDA to production is an additional measure of financial performance. Because EBITDA excludes some, but not all, items that affect net earnings and may vary among companies, the EBITDA presented by Alcoa may not be comparable to similarly titled measures of other companies.